MORRISON RESTAURANTS INC.
                              STOCK INCENTIVE AND
                          DEFERRED COMPENSATION PLAN
                               FOR DIRECTORS


                               TABLE OF CONTENTS


SECTION 1  DEFINITIONS
         1.1      Definitions

SECTION 2  THE STOCK INCENTIVE AND DEFERRED COMPENSATION PLAN
         2.1              The Purpose of the Plan
         2.2      Stock Subject to the Plan
         2.3      Administration of the Plan
         2.4      Eligibility

SECTION 3  RESTRICTED STOCK AWARDS
         3.1      Awards
         3.2      Vesting
         3.3      Escrow of Shares
         3.4      Limitations on Transfer

SECTION 4  DEFERRAL OF COMPENSATION
         4.1      Deferral to Deferred Compensation Accounts
         4.2      Revocation of Elections
         4.3      Revocation of Prior Elections

SECTION 5  DEFERRED COMPENSATION ACCOUNTS
         5.1      Establishment of Accounts
         5.2      Crediting of Deferrals
         5.3      Crediting Income
         5.4      Distribution of Accounts
         5.5      Distribution upon Death
         5.6      Statement of Account
         5.7      Participant's Rights Unsecured

SECTION 6  STOCK AWARDS AND GRANT OF OPTIONS
         6.1      Elections to Purchase Shares
         6.2      Number of Shares Issued
         6.3      Option Grants
         6.4      Option Term
         6.5      Payment
         6.6      Non-Transferability


SECTION 7  GENERAL PROVISIONS
         7.1      Changes in Capitalization; Merger; Liquidation
         7.2      Right to Remove Director
         7.3      Restrictions on Delivery and Sale of Shares;
                  Legends
         7.4      Non-alienation of Benefits
         7.5      Termination and Amendment of the Plan
         7.6      Stockholder Approval
         7.7      Choice of Law
         7.8      Effective Date of Plan

                                 MORRISON RESTAURANTS INC.
                     STOCK INCENTIVE AND DEFERRED COMPENSATION PLAN
                                      FOR DIRECTORS


         The Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors contained herein constitutes an amendment and restatement of the Morrison Incorporated Stock Incentive and Deferred Compensation Plan for Directors which was effective on September 30, 1992 (the "Prior Plan"). The Prior
Plan constituted, in part, an amendment and restatement of the Morrison Incorporated Deferred Compensation Plan for Directors.


                              SECTION 1  DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

                  (a) "Annual Retainer Compensation" means the retainer fee payable to a Participant by the Company for the then current fiscal year of the Company, but shall not include any meeting or committee fees or expense reimbursements paid to a Participant, as determined on the first day of the fiscal year or, if later, as of the first day an individual becomes a Participant.

                  (b) "Board of Directors" means the board of directors of the Company.

                  (c) "Change in Control" means any event that pursuant to the Company's Certificate of Incorporation, as amended from time to time, requires the affirmative vote of the holders of not less than eighty percent (80%) of the Voting Stock (as defined therein); provided, however, that no event shall constitute a Change of Control if approved by the Board of Directors a majority of whom are present directors and new directors. For purposes of the preceding sentence, the term "present directors" means individuals who as of the date this Plan is adopted were members of the Board of Directors and the term "new directors" means any director whose election by the Board of Directors in the event of vacancy or whose nomination for election was approved by a vote of at least three-fourths of the directors then still in office who are present directors and new directors;
provided that any director initially elected to the Board of Directors solely to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be a new director.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means the committee appointed by the Board of Directors to administer the Plan or, in the absence of appointment of such committee, the Board of Directors.

                  (f) "Company" means Morrison Restaurants Inc., a Delaware corporation.

                  (g) "Compensation" means Nonretainer Compensation and Annual Retainer Compensation.

                  (h) "Deferred Compensation Account" means an account established and maintained on behalf of each Participant and Prior Participant which shall be credited with certain amounts deferred by Participants under the Plan and with a rate of return as described in Plan Section 5.3.

                  (i) "Disability" means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

                  (j) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

                  (k) "Effective Date" means the date the Plan, as amended and restated herein, is approved by the stockholders of the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" with regard to a date means the closing price of the Stock on the last trading date prior to that date as reported by the New York Stock Exchange (or, if applicable, as reported by any other national securities exchange selected by the Committee on which the shares of Stock are then actively traded).

                  (n) "Nonretainer Compensation" means the meeting and committee fees paid to a Participant by the Company, but does not include any Retainer Compensation or expense reimbursement paid to a Participant.

                  (o) "Old Plan" means the Morrison Incorporated Deferred Compensation Plan for Directors as it existed prior to its initial amendment and restatement as the Morrison
Incorporated Stock Incentive and Deferred Compensation Plan for
Directors.

                  (p) "Option" means an option granted under the Plan to buy shares of Stock as set forth in Plan Section 6.

                  (q) "Participant" means an individual who, pursuant to Plan Section 2.4, is eligible to participate in the Plan.

                  (r) "Plan" means the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors (formerly known as the Morrison Incorporated Stock Incentive and Deferred
Compensation Plan for Directors) as amended and restated herein.


                  (s) "Prior Participant" means a former Participant whose benefits have not been fully distributed from the Plan.


                  (t) "Restricted Stock Award" means a restricted stock award under Plan Section 3.1.

                  (u) "Retainer Compensation" means the quarterly retainer fee paid to a Participant by the Company, but shall not include any meeting or committee fees or expense reimbursements paid to a Participant.

                  (v) "Stock" means the Company's common stock, $.01 par value.

                  (w) "Stock Awards" means the shares of Stock issued pursuant to Section 6.2.

                  (x) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

                  (y) "Stock Incentives" means Options, Stock Awards and Restricted Stock Awards.

                  (z) "Target Ownership Level" means the number of shares of Stock owned by the Participant with a Fair Market Value equal to ten (10) multiplied by the Annual Retainer Compensation payable to that Participant. The Target Ownership Level shall be determined as of the first day of any fiscal quarter or, if later, as of the first day an individual becomes a Participant.
The vested shares under restricted stock awards issued pursuant to the Plan and the shares of Stock owned by a Participant's spouse and children under age 21 will be included in determining whether a Participant has attained the Target Ownership Level.


     SECTION 2 THE STOCK INCENTIVE AND DEFERRED COMPENSATION PLAN

         2.1 The Purpose of the Plan. The Plan is intended to (a) provide incentive to non-employee directors of the Company to stimulate their efforts toward the continued success of the Company and to manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by non-employee directors by providing them with a means to acquire a proprietary interest in the Company; and (c) provide a means of obtaining and rewarding non-employee directors.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 7.1, 225,000 shares of Stock (the
"Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the aggregate of (a) shares of Stock issuable pursuant to outstanding Options; (b) shares of Stock issued pursuant to Options; (c) shares of Stock issued as Restricted Stock Awards; and (d) shares of Stock issued pursuant to Stock Awards exceed the Maximum Plan Shares. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

         2.3 Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements consistent with the provisions of the Plan and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's decisions shall be final and binding on all Participants. The Plan shall be interpreted in view of the intention that the grant of Stock Awards, the grant of Restricted Stock Awards and the grant and exercise of Options are intended to qualify as exempt transactions under Rule 16b-3 under the Exchange Act.

         2.4 Eligibility. Any member of the Board of Directors who is not an employee of the Company shall be a Participant.


     SECTION 3 RESTRICTED STOCK AWARDS

         3.1 Awards. Subject to Plan Section 7.6, each Participant who first is elected to the Board of Directors on or after September 29, 1993 shall receive a Restricted Stock Award for
5,000 shares of Stock as of the date the individual is first elected to the Board of Directors or, if later, as of the Effective Date. Each Restricted Stock Award shall be evidenced by a Stock Incentive Agreement which shall incorporate the applicable terms of the Plan.

         3.2 Vesting. One-third of the shares of Stock subject to a Restricted Stock Award shall vest on each of the first three
(3) anniversary dates of the date the Participant was first elected to the Board of Directors, provided the Participant remains a member of the Board of Directors as of the applicable anniversary date. In the event a Participant ceases to be a member of the Board of Directors prior to the third anniversary of the Participant's election to the Board of Directors, any unvested shares shall be forfeited. Notwithstanding the preceding, all shares of Stock subject to the Restricted Stock
Award shall become vested on the date the Participant ceases to be a member of the Board of Directors on account of death, Disability, upon attaining age 70 or upon a Change in Control.

         3.3 Escrow of Shares. Any certificates representing the shares of Stock awarded pursuant to a Restricted Stock Award shall be issued in the Participant's name, but shall be held by a custodian designated by the Committee (the "Custodian") until such time as such shares of Stock become vested or are forfeited.
Each Stock Incentive Agreement governing a Restricted Stock Award shall appoint the Custodian as the attorney-in-fact for the Participant until such time as shares of Stock become vested or are forfeited in accordance with Plan Section 3.2 with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant if the Participant forfeits such shares. In the event the shares of Stock subject to the Restricted Stock Award become vested, the Custodian shall deliver the certificate for such shares to the Participant. In the event the Participant forfeits any or all of the shares of Stock subject to the Restricted Stock Award, the Custodian shall deliver the certificate for such shares to the Company. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Stock Incentive Agreement, applicable to shares of Stock not so held.

         3.4 Limitations on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock held by the Custodian until the applicable vesting date determined pursuant to Plan Section 3.2 and any Disposition attempted prior to that date shall be void. The
Company shall not recognize and shall not have the duty to recognize any Disposition not made in accordance with the Plan.


          SECTION 4 DEFERRAL OF COMPENSATION

         4.1 Deferral to Deferred Compensation Accounts. Each Participant may elect to defer his or her Nonretainer
Compensation, the portion of his Retainer Compensation that is not used to purchase Stock pursuant to Plan Section 6 or both, each in twenty-five percent (25%) increments, to his or her Deferred Compensation Account. An election to defer Compensation hereunder shall be in writing and shall be made effective only with respect to Compensation earned on or after the commencement of the first fiscal quarter of the Company following the receipt of a Participant's election by the Committee.

         4.2 Revocation of Elections. A Participant may revoke or modify an election made pursuant to Plan Section 4.1 as of a date no earlier than the first day of the first fiscal quarter that commences following receipt of the revocation by the Committee and subject to such other rules as may be established by the Committee.

         4.3 Revocation of Prior Elections. Participants' deferral elections under the Old Plan or under the Prior Plan, as applicable, shall continue to be effective until a Participant makes his or her election under Plan Section 4.1 and shall be deemed to be revoked by any such election.


        SECTION 5 DEFERRED COMPENSATION ACCOUNTS

         5.1 Establishment of Accounts. A Deferred Compensation Account shall be established for each Participant and each Prior
Participant.

         5.2 Crediting of Deferrals. A Participant's Deferred Compensation Account shall be credited with that portion of the Participant's Compensation that the Participant has elected to defer to his or her Deferred Compensation Account pursuant to Plan Section 4.1 as of the date such Compensation would otherwise have been paid to the Participant.

         5.3 Crediting Income. Each Deferred Compensation Account shall be credited as of the last day of each fiscal quarter of the Company with an assumed rate of income equal to the then prevailing rate payable with respect to ninety (90) day U.S.
Treasury Bills, based on the weighted average balance of such account during such fiscal quarter.

         5.4 Distribution of Accounts. Amounts credited to a Participant's or Prior Participant's Deferred Compensation
Account shall be distributed in either a single lump sum or annual installments (not to exceed five (5)), as designated by the Participant or the Prior Participant in his or her initial election under the Plan, Prior Plan or Old Plan, as applicable. Distribution of a Deferred Compensation Account shall be made (in the case of a lump sum payment) or commence (in the case of installment payments) upon the January 15 or July 15 following the Participant's or Prior Participant's seventieth (70th) birthday, or, if earlier, the January 15 or July 15 following the date the Participant ceases to be a member of the Board of Directors. However, if the Participant or Prior Participant so elects in his or her initial election under the Plan, Prior Plan or Old Plan, as applicable, the distribution (in the case of a lump sum payment) or the commencement of the distribution (in the case of installment payments) of the Participant's or Prior Participant's Deferred Compensation Account shall occur on any subsequent January 15 or July 15. If a Participant elects to have his or her Deferred Compensation Account distributed in installments, the amount of the first installment shall be a fraction of the value of the Participant's Deferred Compensation Account, the numerator of which is one and the denominator of which is the total number of installments elected, and the amount of each subsequent installment shall be a fraction of the value (including income credited pursuant to Plan Section 5.3) on the date preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

         5.4 Distribution upon Death. In the event of the death of a Participant or Prior Participant prior to the distribution of his or her Deferred Compensation Account in full, the value of such Deferred Compensation Account shall be determined as of the day immediately following the Participant's or Prior
Participant's death and such amount shall be distributed in a single lump sum payment to the Participant's or Prior
Participant's designated beneficiary as soon as administratively feasible thereafter.

         5.5 Statement of Account. During March and September of each year after the Effective Date, each Participant and Prior
Participant shall be provided with statements of his or her Deferred Compensation Account as of the end of the third and first fiscal quarters of the Company, respectively.

         5.6 Participant's Rights Unsecured. The right of any Participant or Prior Participant to receive future distributions under the provisions of Plan Section 5 shall constitute an unsecured claim against the general assets of the Company.


       SECTION 6 STOCK AWARDS AND GRANT OF OPTIONS

         6.1      Elections to Purchase Shares.

                  (a) Each Participant that has not attained his Target Ownership Level will be deemed to have elected to direct that sixty percent (60%) of his or her Retainer Compensation payable for each fiscal quarter of the Company following the Effective Date be allocated to the purchase of shares of Stock on his or her behalf pursuant to this Section 6. Once a Participant has been deemed to have elected to purchase
         Stock pursuant to this subsection (a), such deemed election will continue in effect until that Participant modifies or revokes this deemed election, in accordance with the provisions of Section 6.1(b), after attaining the Target
         Ownership Level.

                  (b) Each Participant who has attained his Target Ownership Level as of the first day of a fiscal quarter may make a discretionary election directing that up to sixty percent (60%) of his or her Retainer Compensation, in ten percent (10%) increments, be allocated to the purchase of Stock on his or her behalf. Such a discretionary election will be effective on the first day of the fiscal quarter of the Company that is at least six (6) months after the date it is filed with the Committee in the manner required by the Committee. Discretionary elections are irrevocable, as required by Rule 16b-3 under the Exchange Act as in effect prior to the effective date of Rule 16b-3 as adopted in 1991. As of the date the new Rule 16b-3 which was adopted in 1991 applies to the Company, discretionary elections may be revoked or modified effective on the first day of the fiscal quarter of the Company that begins at least six (6) months following the date the modified election is filed with the Committee in the manner required by the Committee. Notwithstanding the preceding, a discretionary election or a modification or revocation of a discretionary election may be given effect on an earlier date, if the Committee, in its sole discretion, permits, provided the Committee is satisfied such election, modification or revocation would not trigger the recovery of short-swing profits under
         Section 16 of the Exchange Act.

                  (c) In the event a Participant ceases to be a member of the Board of Directors prior to earning that portion of his or her Retainer Compensation with respect to which the Participant has elected to purchase Stock under the Plan, the direction to purchase Stock shall terminate. For purposes of this Section, a Participant shall be deemed to have earned the Retainer Compensation payable for a fiscal quarter of the Company if he or she serves as a member of the Board of Directors of the Company for at least one day of that fiscal quarter.

                  (d) Participants' elections under the Prior Plan, other than an election made under Section 4.1 of the Prior Plan, shall be rendered null and void as of the Effective Date, provided stockholder approval of the Plan is obtained.

         6.2 Number of Shares Issued. As of the first day of each fiscal quarter for which a Participant has elected or is deemed to have elected to direct that Retainer Compensation be used for the purchase of Stock pursuant to Plan Section 6.1, the Participant shall be issued a number of shares of Stock equal to the amount, if any, of the Participant's Retainer Compensation allocated to the purchase of Stock, multiplied by 1.15 and divided by the Fair Market Value of a share of Stock as of the issue date. Any Stock issued to a Participant pursuant to this
Section 6.2 may not be transferred within three (3) years of the date of purchase, except in the event of death, Disability, retirement on or after age 70 or unless the Committee waives this restriction.

         6.3 Option Grants. As of the first day of each fiscal quarter for which a Participant has been issued Stock pursuant to Plan Section 6.2, the Participant shall be granted an Option to purchase a number of shares of Stock equal to three (3) times the number of shares of Stock issued pursuant to Plan Section 6.2 for such fiscal quarter (the "Option Shares"). The Option Shares shall be exercisable at Fair Market Value as of the date of the option grant. Each Option granted pursuant to the Plan shall be evidenced by a Stock Incentive Agreement.

         6.4 Option Term. Each Option granted hereunder shall be exercisable six (6) months from the date of grant with respect to all or any number of the Option Shares. Once exercisable, each Option granted hereunder shall thereafter remain exercisable until the fifth (5th) anniversary of the date of grant; provided, however, that in the event of a Participant's death prior to the expiration of the Option term, the Option may continue to be exercised by the Participant's legal representative until the first anniversary of the Participant's death. An Option that is not exercised prior to the first anniversary of the Participant's death shall be deemed exercised on the first anniversary of the date of death to the extent the then Fair Market Value of the Option Shares exceeds the exercise price of the Option Shares.
Payment of such exercise price shall be effected by withholding a number of shares of Stock otherwise issuable pursuant to the Option the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Stock on the first anniversary of the Participant's death equals or is less than the Option exercise price, then the Option shall be deemed to have expired unexercised.

         6.5 Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of Option Shares the Participant intends to purchase; or
(c) in a cashless exercise through a broker. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

         6.6 Non-Transferability. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.


     SECTION 7 GENERAL PROVISIONS

         7.1      Changes in Capitalization; Merger; Liquidation.

                  (a) The number of shares of Stock reserved with respect to Stock Incentives and the number of shares of Stock reserved for issuance upon the exercise of each outstanding
Option and upon vesting of each outstanding Restricted Stock
Award and the exercise price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, an appropriate adjustment shall be made in each Stock Incentive
Agreement such that the Participant shall be entitled to purchase or receive the number and class of securities to which a holder of the number of shares of Stock subject to the Stock Incentive
Agreement at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the exercise price of each outstanding Option. A dissolution or liquidation of the Company shall cause Options to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation. In the event of a sale of substantially all the Stock or property of the company or the merger or consolidation of the Company into another corporation where the purchaser does not agree to the assumption of the Options, the Committee shall be authorized to terminate the Option in consideration of the payment to the optionee of the difference between the then Fair
Market Value of the Stock subject to the unexercised portion of the Option and the aggregate exercise price.

                  (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         7.2 Right to Remove Director. Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as a member of the Board of Directors or affect the right of the Company to terminate a Participant's directorship at any time.

         7.3 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Participant shall, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         7.4 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         7.5 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. Notwithstanding the foregoing, in no event shall the Board of Directors amend the provisions of the Plan that relate to Stock Awards contemplated pursuant to Plan Section 6.1(a) or to Restricted Stock Awards more than once every six (6) months, other than to comport with changes in the Code, the Employee
Retirement Income Security Act of 1974, or the rules thereunder.
No termination, modification or amendment of the Plan, without the consent of a Participant who has been awarded a Stock
Incentive or with respect to whom amounts have been credited to a Deferred Compensation Account, shall adversely affect the rights of that Participant under such Stock Incentive or with respect to such Deferred Compensation Account.

         7.6 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve
(12) months after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, this amendment and restatement shall be deemed null and void and the Prior Plan shall remain as in effect immediately prior to this amendment and restatement.

         7.7 Choice of Law. The laws of the State of Alabama shall govern the Plan, to the extent not preempted by federal law.

         7.8 Effective Date of Plan. The Plan shall become effective on the Effective Date.

                                       MORRISON RESTAURANTS INC.


                                       By: /s/ Samuel E. Beall

                                       Title: President and Chief
                                              Executive Officer

ATTEST:
/s/ Pfilip G. Hunt

Secretary

         [CORPORATE SEAL]




                          FIRST AMENDMENT TO THE
                 MORRISON RESTAURANTS INC. STOCK INCENTIVE
               AND DEFERRED COMPENSATION PLAN FOR DIRECTORS


         THIS FIRST AMENDMENT is made this 29th day of June, 1995, by Morrison Restaurants Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company").


                         W I T N E S S E T H:


         WHEREAS, the Company maintains the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors, which is currently maintained under an amended and restated indenture which became effective as of September 28, 1994 (the
"Plan"); and

         WHEREAS, the Company desires to amend the Plan to clarify the shares of Company common stock which a participating director may be considered as owning for purposes of determining whether that director has attained his or her targeted level of ownership of Company common stock; and

         WHEREAS, the Board of Directors of the Company has duly approved and authorized this amendment to the Plan;


         NOW, THEREFORE, the Company does hereby amend the Plan, effective immediately, by deleting existing Section 1.1(z) in its entirety and by substituting therefor the following:

                  "(z)    `Target Ownership Level' means the number of
         shares of Stock owned by the Participant with a Fair
         Market Value equal to ten (10) multiplied by the Annual Retainer Compensation payable to that Participant. The Target Ownership Level shall be determined as of the first day of any fiscal quarter or, if later, as of the first day an individual becomes a Participant. For purposes of this Section 1.1(z), a Participant shall be considered to `own' shares of Stock (i) if the Participant has any legal or beneficial interest in the shares of Stock; or (ii) if a legal or beneficial interest in the shares of Stock is held by the Participant's spouse or any child under age 21."


         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to the adoption of this First
Amendment.

         IN WITNESS WHEREOF, the Company has caused this First
Amendment to be executed on the day and year first above written.

                                                     MORRISON RESTAURANTS INC.


                                          By: /s/ Samuel E. Beall


                                          Title: Chairman of the Board
                                                   and Chief Executive Officer
ATTEST:


By: /s/ Pfilip G Hunt

Title: Secretary


         [CORPORATE SEAL]

                          MORRISON RESTAURANTS INC.
                    NON-QUALIFIED STOCK OPTION AWARD


         THIS AWARD is made by MORRISON RESTAURANTS INC. (the
"Company") to ___________________________ , (the "Optionee").
         Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option
(the "Option"), as described below, to purchase the Option
Shares.
         A.       Grant Date:  ________________.

         B.       Type of Option:  Non-Qualified Stock Option.

         C.       Plan (under which Option is granted):  Morrison
                  Restaurants Inc. Stock Incentive and Deferred
                  Compensation Plan for Directors.

         D. Option Shares: All or any part of _____ shares of the Company's common stock (the "Common Stock"). The number of Option Shares granted shall equal three times the number of shares issued to the Optionee as of the Grant Date pursuant to Plan Section 6.2.

         E. Exercise Price: $______ per share which is the Fair Market Value, as defined in the Plan, of a share of Common Stock determined as of the Grant Date.

         F.       Option Period:   The Option may be exercised during the
                  Option Period which commences six (6) months following the Grant Date and ends on the fifth (5th) anniversary of the Grant Date. However, if Optionee dies prior to the expiration of this period, the Option may be exercised until one (1) year following Optionee's death. Note that other restrictions to exercising the Option, as described in the attached Terms and Conditions, may apply.

         IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                          MORRISON RESTAURANTS INC.



                          By:

                          Title:



                        TERMS AND CONDITIONS TO THE
                     NON-QUALIFIED STOCK OPTION AWARD
                    UNDER THE MORRISON RESTAURANTS INC.
                STOCK INCENTIVE AND DEFERRED COMPENSATION
                           PLANS FOR DIRECTORS



       1. Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Morrison Restaurants
Inc. Stock Incentive and Deferred Compensation Plan for
Directors:

                (a) the Option may be exercised with respect to all or any portion of the Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of (i) a written notice of exercise in substantially the form attached hereto as Exhibit
       1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option and (ii) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the "Purchase Price") in the manner provided in Subsection (b). Upon acceptance of such notice and receipt of payment in full of the Purchase Price, the Company shall cause to be issued a certificate representing the Option Shares purchased.

                (b) The Purchase Price shall be paid in full upon the exercise of an Option and no Option Shares shall be issued or delivered until full payment therefor has been made. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or, alternatively, as follows:

                        (i) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six months prior to the date of the Option's exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

                       (ii) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

                (c) An Option that is not exercised prior to the first anniversary of the Optionee's death shall be deemed exercised in full on the first anniversary of the date of death to the extent the then Fair Market Value of a share of Common Stock exceeds the Exercise Price, and payment of the Purchase Price shall be effected by withholding a number of Option Shares otherwise issuable, the Fair Market Value which on such anniversary is equal to the Purchase Price. If the Fair
       Market Value of a share of Common Stock on the first anniversary of the Optionee's death equals or is less than the Exercise Price, then the Option shall be deemed to have expired unexercised.

       2. Exercise Price. The exercise price for each Option Share shall be the Fair Market Value (defined in the Plan) of a share of Common Stock as of the Grant Date, subject to adjustment as set forth in Section 6 below (the "Exercise Price").

       3. Termination of Option. Upon the expiration of the Option Period, this Option and all unexercised rights granted to Optionee hereunder shall terminate, and thereafter be null and void.

       4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares to be granted to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option
Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan, the Award or these Terms and Conditions otherwise provide.

       5. Restriction on Transfer of Option. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution, and, shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability (as defined in the Plan), by his personal representative) and after his death, only by his personal representative.

       6.       Changes in Capitalization; Merger; Liquidation.

                (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

                (b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase or receive the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the Exercise Price. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation. In the event of a sale of substantially all of the Common Stock or property of the Company or the merger or consolidation of the Company into another corporation where the purchaser does not agree to the assumption of the Option, the Committee shall be authorized to terminate the Option in consideration of the payment of the Optionee of the difference between the then
       Fair Market Value of the Common Stock subject to the unexercised portion of the Option and the aggregate Exercise Price.

                (c) The existence of the Plan and the Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

       7. Special Limitation on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

       8. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in the Award, these Terms and Conditions and the Plan.

       9. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Alabama; provided, however, no Option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

       10. Successors. The Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

       11. Notice. Except as otherwise specified herein, all notices and other communications under the Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.
Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

       12. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

       13. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and these Terms and Conditions express the entire understanding and agreement of the parties.

       14. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award and these Terms and Conditions and shall be void and without effect.

       15. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions.

       16. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

       17. Right to Remove Director. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued directorship.

                           EXHIBIT 1

                      NOTICE OF EXERCISE OF
                     STOCK OPTION TO PURCHASE
                         COMMON STOCK OF
                     MORRISON RESTAURANTS INC.

                                                   Name
                                                   Address

                                                   Date

Morrison Restaurants Inc.
4721 Morrison Drive
P. O. Box 160266
Mobile, AL  36625-0001

Re:             Exercise of the Non-Qualified Stock Option

Gentlemen:

       Subject to acceptance hereof in writing by Morrison Restaurants Inc. (the "Company") pursuant to the provisions of the Morrison Restaurants Inc. Stock Incentive and Deferred Compensation Plan for Directors (the "Plan"), I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the "Award") pursuant to the Plan dated as of ____________. The purchase shall take place as of __________, 199__ (the "Exercise Date").

       On or before the Exercise Date, I will pay the applicable purchase price as follows:

       [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Morrison Restaurants Inc.

       [ ] by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

       [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

       [ ] by delivery of the purchase price by ________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

       As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

       If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

                The shares of the Common Stock being acquired by me will be acquired for my own account for investment and not with a view to any further distribution thereof;

                I understand that the Common Stock will be issued and sold to me without registration under the 1933 Act and of applicable state laws and I must hold the shares indefinitely unless such shares are subsequently registered under such laws or an exemption from registration is available;

                The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing or to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

                I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase;


                I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice; and

       I understand that mailing or delivery of this notice to you constitutes an irrevocable exercise of the Option as to the number of shares set forth above, creating a binding, legal obligation on my part to purchase the shares.

                                                   Very truly yours,




AGREED TO AND ACCEPTED:

MORRISON RESTAURANTS INC.


By:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:                                          Date:



                         MORRISON RESTAURANTS INC.
                          RESTRICTED STOCK AWARD


       THIS AWARD is made by MORRISON RESTAURANTS INC. (the
"Company") to ____________________________________  (the
"Participant").
       Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Participant a restricted stock award (the "Award") for the Award Shares, as described below:
       A.       Grant Date:                        [Insert the date the
                Participant was first elected to the Board of Directors; however, if the Participant was first elected to the Board of Directors prior to September 28, 1994, the effective date of the Plan, insert September 28, 1994].

       B.       Type of Award:  Restricted Stock Award.

       C.       Plan (under which Award is granted):  Morrison
                Restaurants Inc. Stock Incentive and Deferred
                Compensation Plan for Directors.

       D. Award Shares: All or any part of 5,000 shares of the Company's common stock (the "Common Stock").

       E. Vesting of Award Shares: Award Shares vest in equal one-third increments on each of the first three anniversary dates of the date the Participant was first elected to the Board of Directors. However, the Terms and Conditions specify other events that either accelerate the vesting or cease the vesting of additional Award Shares.



       IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                       MORRISON RESTAURANTS INC.



                                           By:

                                           Title:



                           TERMS AND CONDITIONS TO THE
                             RESTRICTED STOCK AWARD
                        UNDER THE MORRISON RESTAURANTS INC.
                     STOCK INCENTIVE AND DEFERRED COMPENSATION
                               PLANS FOR DIRECTORS


       1. Vesting and Forfeiture of Award Shares. Subject to the provisions provided herein or in the Award made pursuant to the Morrison Restaurants Inc. Stock Incentive and Deferred
Compensation Plan for Directors:

                (a) The Participant shall become vested in one-third of the Award Shares on each of the first three anniversary dates of the date the Participant was first elected to the Board of Directors. However, if the Participant ceases to be a member of the Board of Directors prior to the third anniversary of his or her election to the Board of Directors, any unvested
       Award Shares shall immediately be forfeited.

                (b) Notwithstanding the preceding, all Award Shares shall become vested on the date the Participant ceases to be a member of the Board of Directors on account of death, Disability (as defined in the Plan), upon attaining age 70 or upon a Change in Control (as defined in the Plan).

       2. Escrow of Award Shares. Any certificates representing the Award Shares shall be issued in the Participant's name, but shall be held by a custodian designated by the Committee (the "Custodian") together with an undated assignment in blank of the Award Shares executed by the Participant, until such time as such Award Shares become vested or are forfeited. Until such time as the Award Shares become vested or are forfeited, the Custodian is appointed as the attorney-in-fact for the Participant with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any Award Shares held by the Custodian for such Participant if the Participant forfeits such shares. In the event the Award Shares become vested, the Custodian shall deliver the certificate for such vested shares to the Participant; provided that the Participant executes and delivers to the Custodian substitute undated assignments for any replacement certificates representing the shares subject to restrictions, as may be necessary. In the event the Participant forfeits any or all of the Award Shares, the Custodian shall date the assignment and deliver the certificate for such shares to the Company.

       3. Rights as Shareholder. The Participant shall have all rights as a stockholder, including the receipt of dividends, with respect to any Award Shares as of the Grant Date, but not after any date any such Award Shares are forfeited.

       4. Restriction on Transfer of Award. Unvested Award Shares may not be conveyed, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of by the Participant. Any attempt to transfer unvested Award Shares shall be void.


       5.       Changes in Capitalization; Merger; Liquidation.

                (a) The number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

                (b) If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the Participant shall be eligible to receive the number and class of securities to which a holder of the number of shares of Common Stock subject to the Award at the time of such transaction would have been eligible to receive as a result of such transaction.

                (c) The existence of the Plan and the Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

                (d) If, because the number of shares of Common Stock of the Company are increased or reduced by reason of a subdivision or combination of shares or the payment of a stock dividend in shares or any other increase or decrease in the number of shares, the Participant is eligible to receive additional shares or to be issued a replacement certificate for Common Stock attributable to this Award, such additional shares and replacement certificate shall be subject to all the terms and conditions of this Award.

       6. Special Limitation on Exercise. Any issuance of the Award Shares is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Award may be withheld unless and until such listing, registration or qualification shall have been effected. The Participant shall deliver to the Company, prior to the exercise of the Award, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Award Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

       7. Legend on Stock Certificates. Certificates evidencing the Award Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in the Award, these Terms and Conditions and the Plan.

       8. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Alabama.

       9. Successors. The Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

       10. Notice. Except as otherwise specified herein, all notices and other communications under the Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.
Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

       11. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

       12. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and these Terms and Conditions express the entire understanding and agreement of the parties.

       13. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Award or any portion thereof shall be a violation of the terms of the Award and these Terms and Conditions and shall be void and without effect.

       14. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions.

       15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

       16. Right to Remove Director. Neither the establishment of the Plan nor the award of Award Shares hereunder shall be construed as giving the Participant the right to continued directorship.